Exhibit 99.1(i)
EAST ACHIEVE LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2008

EAST ACHIEVE LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

Jimmy C.H. Cheung & Co Certified Public Accountants (A member of Kreston International)	Registered with the Public Company Accounting Oversight Board
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of:
East Achieve Limited and subsidiary
(a development stage company)
We have audited the accompanying consolidated balance sheet of East Achieve Limited and its subsidiary (a development stage company), as of December 31, 2008 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2008 and 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of East Achieve Limited and its subsidiary (a development stage company), as of December 31, 2008, and the results of its operations and its cash flows for the years ended December 31, 2008 and 2007, in conformity with accounting principles generally accepted in the United States of America.
JIMMY C.H. CHEUNG & CO
Certified Public Accountants
Hong Kong
Date: December 4, 2009

1607 Dominion Centre, 43 Queen’s Road East, Wanchai, Hong Kong Tel: (852) 25295500 Fax: (852) 28651067 Email: jimmycheung@jimmycheungco.com Website: http://www.jimmycheungco.com

EAST ACHIEVE LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2008

2008
RMB
ASSETS
CURRENT ASSETS
Cash and cash equivalents	109,881

Total Current Assets	109,881

TOTAL ASSETS	109,881

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accrued expenses and other current liabilities	115

Total Current Liabilities	115

TOTAL LIABILITIES	115

COMMITMENTS AND CONTINGENCIES	—

STOCKHOLDERS’ EQUITY
Common stock ($1 par value, 50,000 shares authorized, 2 shares issued and outstanding)	16
Additional paid-in capital	1,361,452
Accumulated deficit during development stage	(1,251,702)

Total stockholders’ Equity	109,766

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	109,881

The accompanying notes are an integral part of these consolidated financial statements

EAST ACHIEVE LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS

			September 15, 2004
			(Inception) through
	2008	2007	December 31, 2008
	RMB	RMB	RMB

REVENUES	—	—	—

COST OF REVENUES	—	—	—

GROSS PROFIT	—	—	—

OPERATING EXPENSES
General and administrative expenses	274,461	366,119	690,044

LOSS FROM OPERATIONS	(274,461)	(366,119)	(690,044)

OTHER INCOME (EXPENSES)
Interest income	888	914	3,728
Bank loan interest	(565,386)	—	(565,386)

Total Other (Expenses) Income, net	(564,498)	914	(561,658)

LOSS BEFORE TAXES	(838,959)	(365,205)	(1,251,702)

INCOME TAX EXPENSE	—	—	—

NET LOSS	(838,959)	(365,205)	(1,251,702)

Net loss per share — basic and diluted	(419,479.50)	(182,602.50)

Weighted average number of shares outstanding during the year — basic and diluted	2	2

The accompanying notes are an integral part of these consolidated financial statements

EAST ACHIEVE LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

			Additional
	Common Stock		paid-in	Accumulated
	Shares	Amount	capital	deficit	Total
	RMB	RMB	RMB	RMB	RMB

Stock issued to founders for cash	2	16	—	—	16

Net loss for the period	—	—	—	(16)	(16)

Balance at December 31, 2004	2	16	—	(16)	—

Contributed by a stockholder	—	—	1,361,452	—	1,361,452

Net loss for the year	—	—	—	(29,549)	(29,549)

Balance at December 31, 2005	2	16	1,361,452	(29,565)	1,331,903

Net loss for the year	—	—	—	(17,973)	(17,973)

Balance at December 31, 2006	2	16	1,361,452	(47,538)	1,313,930

Net loss for the year	—	—	—	(365,205)	(365,205)

Balance at December 31, 2007	2	16	1,361,452	(412,743)	948,725

Net loss for the year	—	—	—	(838,959)	(838,959)

Balance at December 31, 2008	2	16	1,361,452	(1,251,702)	109,766

The accompanying notes are an integral part of these consolidated financial statements

EAST ACHIEVE LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	2008	2007	September 15, 2004 (Inception) through December 31, 2008
	RMB	RMB	RMB
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	(838,959)	(365,205)	(1,251,702)
Adjusted to reconcile net income to cash provided by operating activities:
Changes in operating assets and liabilities
(Increase) decrease in:
Prepaid expenses and other current assets	19,622,817	(18,389,291)	—
Increase (decrease) in:
Accrued expenses and other current liabilities	(199)	314	115

Net cash provided by (used in) operating activities	18,783,659	(18,754,182)	(1,251,587)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issue of shares	—	—	16
Contributed by a stockholder	—	—	1,361,452
Repayment of bank borrowings	(18,810,000)	—	(18,810,000)
Proceeds from bank borrowings raised	—	18,810,000	18,810,000

Net cash (used in) provided by financing activities	(18,810,000)	18,810,000	1,361,468

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(26,341)	55,818	109,881

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	136,222	80,404	—

CASH AND CASH EQUIVALENTS AT END OF YEAR	109,881	136,222	109,881

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid	565,386	—	565,386

The accompanying notes are an integral part of these consolidated financial statements

EAST ACHIEVE LIMITED AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
(A)	Organization

East Achieve Limited (“EA”) was incorporated on September 15, 2004 in the British Virgin Islands (the “BVI”) as a limited liability company. EA is an investment holding company.

EA established Shanghai Xijiu Information and Technology Co., Ltd. (“Xijiu”) in the People’s Republic of China (“PRC”) as a wholly owned subsidiary on January 20, 2005. The business activities of Xijiu are information technology development, consulting services and investment holding.

EA and Xijiu have no revenues since their inception and, in accordance with statement of Financial Accounting Standard (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprise.’’ is considered a Development Stage Company.

EA and Xijiu are hereinafter referred to as (the “Company”).

(B)	FASB Launches New Accounting Standards Codification

In June 2009 the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Codification (“Codification”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities effective for interim and annual periods ending after September 15, 2009. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification have become non-authoritative.

Following the Codification, FASB will not issue new standards in the form of Statements, FASB Staff Positions (“FSP”) or Emerging Issues Task Force (“EITF”) Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB’s Codification, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies. The Trust has adopted the Codification in this quarterly report by using plain English to describe FASB broad topic references.

(C)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(D)	Principles of consolidation

The accompanying 2008 consolidated financial statements include the financial statements of EA and its wholly owned subsidiary, Xijiu.

All significant inter-company transactions and balances have been eliminated in consolidation.

(E)	Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than three months.

(F)	Long-lived assets

The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 “Accounting for Goodwill and Other Intangible Assets” and “Accounting for Impairment or Disposal of Long-Lived Assets” (“SFAS No. 142 and 144”). In accordance with SFAS No. 142 and 144, long-lived assets held and used by the Company are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value. In the opinion of the management, no impairment of property and equipment, intangible assets and land use rights exist at December 31, 2008.

(G)	Investment

Investment in an investee over which the Company does not have significant influence, the Company carries the investment at cost and recognizes as income any dividend received from distribution of the investee’s earnings. The Company reviews the investment for impairment whenever events or changes in circumstances indicate that the carrying value may no longer be recoverable.

(H)	Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, “Disclosure About Fair Value of Financial Instruments,” requires certain disclosures regarding the fair value of financial instruments. Fair value of financial instruments is made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and others) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its students and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

(I)	Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“Statement 109”). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

(J)	Segments

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information (“SFAS 131”). SFAS 131 establishes standards for operating information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decision how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company’s principal operating segments. The Company operates in a one segment.

(K)	Recent Accounting Pronouncements

On April 9, 2009, the FASB issued authoritative pronouncement regarding interim disclosures about fair value of financial instruments”. This pronouncement amends FASB Statement No. 107, “Disclosures about Fair Value of Financial Instruments,” to require disclosures about fair value of financial instruments for interim reporting periods as well as in annual financial statements of publicly traded companies. This pronouncement also amends APB Opinion No. 28, “Interim Financial Reporting,” to require those disclosures in summarized financial information at interim reporting periods. This pronouncement became effective on April 1, 2009. They do not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, this pronouncement requires comparative disclosures only for periods ending after initial adoption. The adoption of this pronouncement did not have a material effect on the Company’s consolidated financial statements.

On April 9, 2009, the FASB issued authoritative pronouncement regarding recognition and presentation of other-than-temporary impairments. This pronouncement amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This pronouncement does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This pronouncement became effective on April 1, 2009. They do not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, this pronouncement requires comparative disclosures only for periods ending after initial adoption. The adoption of this pronoucement did not have a significant effect on the Company’s consolidated financial position or results of operations.

On April 9, 2009, the FASB issued authoritative pronouncement regarding determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly. This pronouncement provides additional guidance for estimating fair value in accordance with FASB Statement No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. This pronouncement also includes guidance on identifying circumstances that indicate a transaction is not orderly. This pronouncement emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique(s) used, the objective of a fair value measurement remains the same. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. This pronouncement became effective on April 1, 2009 and is applied prospectively. It does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In periods after initial adoption, this pronouncement requires comparative disclosures only for periods ending after initial adoption. The adoption of the Codification has no significant effect on the Company’s consolidated financial position or results of operations.

On May 28, 2009, the FASB issued authoritative pronouncement regarding subsequent events. The objective of this pronouncement is to establish general standards for the accounting and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this pronouncement sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This pronouncement is effective for interim or annual periods ending after June 15, 2009. The adoption of the Codification has no significant effect on the Company’s consolidated financial position or results of operations.

On June 12, 2009, the FASB issued authoritative pronouncement regarding amendments to FASB Interpretation No. 46(R) (“FIN 46(R)”). This pronouncement is a revision to FIN 46(R) and changes how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. The determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. This pronouncement retains the scope of FIN 46(R) with the addition of entities previously considered qualifying special-purpose entities, as the concept of these entities was eliminated in FASB Statement 166. The Statement is effective as of the beginning of the first fiscal year that begins after November 15, 2009. The Company is currently evaluating whether the adoption of this pronouncement will have a significant effect on its consolidated financial position or results of operations.

On July 1, 2009, the FASB issued authoritative pronouncement, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162”, the FASB Accounting Standards Codification (the “Codification”) became the single source of authoritative nongovernmental US GAAP. The Codification is effective for interim and annual periods ending after September 15, 2009. The adoption of this pronouncement did not have a significant effect on the Company’s consolidated financial position or results of operations.

On August 28, 2009, the FASB issued ASU 2009-05 (previously exposed for comments as proposed FSP FAS 157-f) to provide guidance on measuring the fair value of liabilities under ASC 820. The ASU clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a Level 1 measurement, an entity must use one or more of the following valuation techniques to estimate fair value (in a manner consistent with the principles in ASC 820), which can be classified into two broad categories:

A valuation technique that uses a quoted price:

Of an identical liability when traded as an asset.

Of a similar liability or of a similar liability when traded as an asset.

Another valuation technique (e.g., a market approach or an income approach), including one of the following:

A technique based on the amount an entity would pay to transfer the identical liability.

A technique based on the amount an entity would receive to enter into an identical liability.

The ASU is effective for the first interim or annual reporting period beginning after the ASU’s issuance. The Company is currently evaluating whether the adoption will have a significant effect on its consolidated financial position or results of operations.

In October 2009, the FASB issued ASU 2009-13, “Multiple-Deliverable Revenue Arrangements”, now codified under FASB ASC Topic 605, “Revenue Recognition”, (“ASU 2009-13”). ASU 2009-13 requires entities to allocate revenue in an arrangement using estimated selling prices of the delivered goods and services based on a selling price hierarchy. The amendments eliminate the residual method of revenue allocation and require revenue to be allocated using the relative selling price method. ASU 2009-13 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. Management is currently evaluating the potential impact of ASU2009-13 on our financial statements.

In October 2009, the FASB issued ASU 2009-14, “Certain Arrangements That Include Software Elements, now codified under FASB ASC Topic 985, “Software”, (“ASU 2009-14”). ASU 2009-14 removes tangible products from the scope of software revenue guidance and provides guidance on determining whether software deliverables in an arrangement that includes a tangible product are covered by the scope of the software revenue guidance. ASU 2009-14 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. Management is currently evaluating the potential impact of ASU 2009-14 on our financial statements.

In October, 2009, the FASB issued ASU 2009-15, “Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing”, now codified under FASB ASC Topic 470 “Debt”, (“ASU 2009-15”), and provides guidance for accounting and reporting for own-share lending arrangements issued in contemplation of a convertible debt issuance. At the date of issuance, a share-lending arrangement entered into on an entity’s own shares should be measured at fair value in accordance with Topic 820 and recognized as an issuance cost, with an offset to additional paid-in capital. Loaned shares are excluded from basic and diluted earnings per share unless default of the share-lending arrangement occurs. The amendments also require several disclosures including a description and the terms of the arrangement and the reason for entering into the arrangement. The effective dates of the amendments are dependent upon the date the share-lending arrangement was entered into and include retrospective application for arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009. Management is currently evaluating the potential impact of ASU 2009-15 on our financial statements.

2.	ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued expenses and other current liabilities at December 31, 2008 consisted of the following:

2008
RMB

Employee income tax payable	115

115

3.	INCOME TAX
EA was incorporated in the BVI and under current laws of the BVI, income earned is not subject to income tax.

XIjiu was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The applicable tax rate has been 25%.

4.	STOCKHOLERS’ EQUITY
(A)	Common stock

EA was incorporated on September 15, 2004, with an authorized share capital of $50,000 comprising 50,000 shares of $1 each. On the date of incorporation, 2 shares of $1 each were issued and fully paid.

(B)	Additional paid-in capital

In January 2005, the shareholder of the Company provided RMB1,361,452 for the registered capital of Xijiu which was capitalized as additional pain-in capital.

5.	CONCENTRATIONS AND RISKS
During 2008 and 2007, both 100% of the Company’s assets were located in China.

6.	SUBSEQUENT EVENTS
On September 9, 2009, Xijiu acquired the entire equity interest of China Lianhe Biotechnology Co., Ltd. (“Lianhe”) which owned the entire equity interest of Lijiang College of Guangxi Normal University (“LJC”). This transaction was accounted for using the purchase accounting method and the results of Lianhe and LJC were consolidated into EA starting from the date of acquisition of September 9, 2009.

On September 28, 2009, the shareholder of EA entered into a Share Transfer Agreement with ChinaCast Communication Holdings Limited (“CCH”) to dispose the entire equity interest in EA to CCH. This transaction was consummated on October 5, 2009.